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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2005

                                GSI LUMONICS INC.
             (Exact name of registrant as specified in its charter)

                              New Brunswick, Canada
                 -----------------------------------------------
                 (State or other jurisdiction of incorporation)

                 000-25705                               98-0110412
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        (Commission File Number)            (I.R.S. Employer Identification No.)

                 39 Manning Road, Billerica, Massachusetts 01821
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          (Address of principal executive offices, including zip code)

                                 (978) 439-5511
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             (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)   Executive Retirement and Severance Benefits Agreements

            On January 27, 2005, GSI Lumonics Inc. entered into an Executive Retirement and Severance Benefits Agreement with the following executive officers: Thomas Swain, Vice President, Finance and CFO, Linda Palmer, Vice President, Corporate Resources, and Felix Stukalin, Vice President, Business Development (each, an "Executive"). Each Executive entered into the same form of Executive Retirement and Severance Benefits Agreement with GSI Lumonics Inc. A copy of the form of Executive Retirement and Severance Benefits Agreement is attached hereto as Exhibit 10.1 (the "Agreement") and is incorporated herein in its entirety. Each Agreement contains the following material terms and conditions:

- Each Agreement became effective as of January 17, 2005 and continues in effect for a period of 5 years with an automatic renewal for an additional period of three years unless, no later than 1 year prior to the end of the initial 5 year term, GSI Lumonics delivers written notice of termination to the Executive.

- If the Executive reaches the age of sixty (60) and has a minimum of fifteen
(15) years service with GSI Lumonics, then such Executive can elect to retire, provided a notice to such effect is provided to the CEO not less than one (1) year prior to the date of retirement specified in the notice. In such an event, the Executive will receive the following retirement benefits, provided that the Executive continues to comply with any post-retirement obligations such Executive has to GSI Lumonics: the Executive may elect for GSI Lumonics to retain the Executive for part-time employment for up to three (3) years from the Executive's retirement date, and such part-time employment shall not be more than fifty percent (50%) of full-time; continued health and dental group benefits to the Executive and the Executive's family at the same level as was provided to the Executive as of the Executive's retirement date; and all stock options granted to the Executive prior to such retirement shall continue to vest during the period of such part-time employment. If the Executive retires and chooses any of these retirement benefits, such Executive will not be eligible for termination benefits (as described below).

- If the Executive is terminated by GSI Lumonics for any reason other than death, disability, or cause (all as defined in the Agreement) or the Executive terminates his or her employment with GSI Lumonics for good reason (as defined in the Agreement), then the Executive shall receive the following termination benefits: eighteen (18) months of base salary, and continued health and dental group benefits to the Executive and the Executive's family at the same level as was provided to the Executive as of the Executive's termination date for the earlier of two (2) years or employment by another company which provides health and dental insurance benefits to the Executive. These termination benefits are conditioned upon the Executive signing a release of claims and compliance with all post-termination obligations the Executive has to GSI Lumonics. No such benefits are available upon the resignation (other than for good cause) or retirement of the Executive.

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- Upon the death of the Executive, the Executive's heirs will be entitled to receive the Executive's termination benefits provided such heirs sign a release of claims as described in the Agreement.

- During the Executive's part-time employment and for a period of one year thereafter, or during the period that the Executive is eligible to receive termination benefits and for a period of one year thereafter, the Executive is prohibited, without GSI Lumonics' prior written consent, from competing with GSI Lumonics or soliciting employees from GSI Lumonics.

- All claims for any benefits under the Agreement shall be determined by the Board of Directors of GSI Lumonics. All disputes shall be settled exclusively by binding arbitration in Boston, Massachusetts, U.S.A.

(b)   Lease Agreement

      On February 11, 2005 GSI Lumonics Corporation ("GSI"), a wholly owned subsidiary of GSI Lumonics Inc., entered into a lease with SEWS-DTC Inc. ("Tenant"), a Delaware corporation, for the entire building owned by GSI Lumonics Corporation located at 22300 Haggerty Road, Farmington Hills, Oakland County, Michigan. A copy of the form of Lease is attached hereto as Exhibit 10.2 (the "Lease") and is incorporated herein in its entirety. The material terms and conditions of the Lease are as follows:

Premises:   The building and site at 22300 Haggerty Road, Farmington, Hills,
            Michigan (56,290 square feet)

Term: Sixty-six months with right to renew for an additional sixty months, if Tenant's financial condition is acceptable

Commencement: In stages:

                  April 1, 2005 - Tenant receives access to begin Tenant's
            build-out. GSI entitled to remain in a portion of the building;

                  June 1, 2005 - GSI must fully vacate and Tenant shall have full possession ("Access Date") (For every month, or part thereof, that GSI is late in providing access, GSI must give an additional two months free rent, and the Rent Commencement Date is delayed by one month);

                  September 1, 2005 - "Rent Commencement Date"

Rent:       $-0- per month - Months 1 - 6 (Month 1 is no later than September
            2005)
            $56,290.00 per month - Months 7 - 18
            $60,980.83 per month - Months 19 - 30
            $65,671.67 per month - Months 31 - 42
            $70,362.50 per month - Months 43 - 54
            $75,053.33 per month - Months 55 - 66

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Security Deposit: $56,290.00

Expenses:   Commencing on the Rent Commencement Date, Tenant is responsible for insurance, real estate taxes, repair, maintenance and utilities.
            (Utility charges pass to Tenant on the Access Date.)

            If GSI sells the premises to a third party, and such sale results in an increase in the assessed value, GSI shall pay 50% of real estate tax increase for year one, and 25% for year two.

            GSI is responsible for capital improvements.

Assignable: Lease is assignable with GSI's consent, which shall not be unreasonably withheld or delayed.

Purchase:   Tenant has right of first refusal to purchase the Premises during the term of the Lease.

Fit-Out: Tenant to perform significant improvements and build-out. Plans attached to the Lease. GSI to pay allowance of $225,460, upon approval of plans and receipt of copy of signed construction contract. Tenant's work to be completed within 120 days after GSI has fully moved out of the Premises. Tenant to provide GSI with final drawings, lien waivers, Certificate of Occupancy and other documentation within 150 days following construction completion.

            If Tenant desires to expand the building by 15-20,000 square feet, GSI shall negotiate to sell the building to Tenant.

Insurance:  Tenant's insurance obligation begins on Rent Commencement Date
            (September 1, 2005). Tenant's contractors and GSI are obligated to carry insurance prior to such date.

Environmental Hazards: GSI is responsible for any environmental problems existing prior to lease execution. Upon lease execution, Tenant is responsible for any environmental problems that they (or their agents) cause, and GSI is responsible for any other environmental issues (e.g. hazardous materials seeping in from a neighboring site.)

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            Not required.
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      (b)   Pro Forma Financial Information.

            Not required.

      (c)   Exhibits.

            10.1 Form of Executive Retirement and Severance Benefits Agreement

            10.2 Lease Agreement

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GSI LUMONICS INC.
                                                   (Registrant)

Date:  February 16, 2005                             By: /s/ Linda Palmer
                                                         -----------------------
                                                         Linda Palmer
                                                         Vice President,
                                                         Corporate Resources
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                                  EXHIBIT INDEX

Exhibit No.   Description

10.1          Form of Executive Retirement and Severance Benefits Agreement

10.2          Lease Agreement